DEBT REPAYMENT AGREEMENT

This Debt Repayment Agreement (this "**Agreement**") dated June 25, 2018, is by and between, PEDEVCO CORP., a Texas corporation (the "**Company**") and the parties listed on Schedule A attached hereto, as the same may be updated to reflect transfers, assignments or successors of such parties as notified in writing to the Company on or before the date hereof (each, a "**Creditor**," and collectively, the "**Creditors**"), each a "**Party**" and collectively the "**Parties.**"

WITNESSETH:

WHEREAS, the Company owes an aggregate of approximately $67.7 million to the Creditors pursuant to the debt instruments set forth on Schedule A, and including accrued and unpaid fees and interest thereon (each, a "**Promissory Note**, and collectively, the "**Promissory Notes**");

WHEREAS, in consideration and in full and complete satisfaction and forgiveness of the portion of the Total Amount Owed (defined below) that is owed to the Creditors under the Promissory Notes as set forth on Schedule A, which amount shall include, but not be limited to (i) any interest, fees, liabilities, obligations or expenses accrued or accruing through the date hereof under the Promissory Notes, and (ii) whether or not currently due and payable under the Promissory Notes, in each case, whether or not reflected on Schedule A (collectively, the "**Total Amount Owed**"), such Creditors desire to accept an aggregate of $3,876,208 in cash to be paid by the Company (the "**Repayment**"), to be allocated and paid among the Creditors as set forth on Schedule A; and

WHEREAS, as additional consideration for the full and complete satisfaction and forgiveness of the portion of the Total Amount Owed that is owed to certain of the Creditors under the Promissory Notes as set forth on Schedule A, the Company shall issue to certain of the Creditors as indicated on Schedule A three-year warrants (the "**Warrants**"), in the form attached hereto as Exhibit A, exercisable for such number of shares of common stock of the Company as indicated on Schedule A at a price per share equal to one (1) cent above the closing price of the Company's common stock as reported by Bloomberg.com, or such other source as the Company deems reliable, on the Effective Date;

WHEREAS, the Company and the Creditors desire to set forth in writing herein the terms and conditions of their agreement and understanding concerning the Repayment and Warrant issuance, as applicable.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties hereto agree as follows:

1. **Consideration.**

(a) Effective on the Effective Date, and in consideration and in full and complete satisfaction of the entire Total Amount Owed pursuant to and in connection with the Promissory Notes, which amount is owed to the Creditors by the Company, and the termination and cancellation of any original Promissory Notes, if any, that may be in the possession of the Creditors, and all of the Company's liabilities and obligations thereunder, the Company shall make the Repayment to the Creditors, and shall issue the Warrants to such Creditors as set forth on Schedule A. The Warrants will be issued to the Creditors entitled thereto in electronic format within one (1) business day of the Effective Date.

(b) Effective on the Effective Date, the Creditors agree to accept the Repayment and the Warrants, as applicable, allocated, issued and paid among the Creditors as set forth on Schedule A, in full and complete satisfaction of the entire Total Amount Owed and any and all other interest, fees and expenses whatsoever arising pursuant to and in connection with the Promissory Notes, which amount is owed to the Creditors by the Company, and the termination and cancellation of the Promissory Notes and all of the Company's liabilities and obligations thereunder.

2. **Conditions to Effective Date.**

(a) The closing of the transactions contemplated herein are subject to all of the Company's existing issued and outstanding shares of Series A Convertible Preferred Stock (the "**Series A Preferred Stock**") held by Golden Globe Energy (US), LLC ("**GGE**") having been acquired by investors unaffiliated with GGE, happening contemporaneously with the closing of the transactions contemplated herein.

(b) The Company shall deliver to each Creditor entitled to Warrants a Warrant in electronic format within one (1) business day of the Effective Date, subject to the requirements of Section 3(b) below.

(c) The Company shall pay the Creditors their applicable portion of the Repayment amount in cash on the Effective Date.

(d) Each Creditor is the sole owner of its respective Promissory Note, free and clear of any liens, claims, charges, options, rights of tenants or other encumbrances, and has sole managerial and dispositive authority with respect to its respective Promissory Note.

3. **Effective Date.**

The "**Effective Date**" of this Agreement is the date upon which the conditions set forth in Section 2 (other than Section 2(b)) shall have been satisfied, including the Repayment.

4. **Full Satisfaction; Release of Liens.**

(a) Each Creditor agrees that it is accepting its Warrant and/or its pro rata portion of the Repayment, as applicable, in full and complete satisfaction of its respective Total Amount Owed and any and all other interest, fees and expenses arising pursuant to and in connection with the Promissory Notes which is subject to the Repayment, and that as such, each Creditor will no longer have any rights of repayment against the Company as to any Total Amount Owed or any other amounts due or owing under the Promissory Notes which are subject to the Repayment, and cancelled pursuant to this Agreement, at such time as the Repayment has been made, and Warrants issued, to the Creditors as set forth herein, as applicable. Upon completion of the issuance of the Warrants (and delivery of such warrants to the Creditors, if/as applicable) and the Repayment, the Promissory Notes (and all amounts owed or due thereunder and all obligations in connection therewith) will be deemed satisfied and paid in full. For avoidance of doubt, neither this Agreement nor the receipt of the Repayment by the Creditors is intended to or shall waive, limit, or restrict in any manner whatsoever any of the Creditors' legal rights or recourse against any person or entity – other than the Company, its Subsidiaries (as defined in the Promissory Notes), or their respective officers and directors (but only to the extent that such officers and directors were acting on behalf of the Company or its Subsidiaries with respect to the Promissory Notes) – for damages, losses, expenses, and costs suffered or incurred in connection with the Promissory Notes, or any other matter. For the avoidance of doubt and regardless of any other provisions of this Agreement, this Agreement solely impacts each Creditor's claims and rights as against the Company and it does not in any way limit, waive, bar, estop or otherwise harm each Creditor's claims and rights against anyone other than the Company with all such claims and rights being expressly and fully preserved.

(b) On the Effective Date, each Creditor shall (i) either (x) deliver to the Company all original Promissory Notes held by such Creditor, if any, for cancellation by the Company, or (y) notify the Company that such Creditor does not have possession of an original Promissory Note, and (ii) execute such documentation, to the extent reasonably requested by the Company, to release and terminate all security interests, liens and encumbrances, including any deposit control agreements with respect to the Company's and its subsidiaries' bank accounts, in favor of, or held or maintained by, such Creditor against the Company or any of its subsidiaries (if any), or any of the property, assets and rights thereof, wherever located and whether now owned or hereafter acquired or arising, including any and all proceeds and products thereof (collectively, "**Encumbrances**"); provided, however, that Creditors holding Promissory Notes issued under or subject to the Amended and Restated Note Purchase Agreement dated as of May 12, 2016 between the Company, the investors party thereto (the "**Investors**") and BAM Administrative Services LLC ("**BAM**"), as Agent (the "**NPA**") shall not be required to execute any documentation or take any action to release or terminate any security interests, liens, encumbrances or control agreements, or other Encumbrances, other than, upon receipt of such Creditor's Repayment, and Warrants, as applicable, to notify the Agent under the NPA that such Creditor has received its respective portion of the Repayment and that such Creditor irrevocably consents to the release and termination by BAM, as Agent, of all security interests in the assets of the Company and its subsidiaries to the extent held by BAM, as

Agent, for the benefit of such Creditor under the NPA and the Transaction Documents (as defined in the NPA) upon receipt of evidence satisfactory to such Creditor that the Repayment has occurred.

5. **Mutual Representations, Covenants and Warranties.**

Each of the undersigned represents solely on its own behalf that:

(a) it has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. It has duly and validly executed and delivered this Agreement and will, on or prior to the consummation of the transactions contemplated herein, execute, such other documents as may be required hereunder and, assuming the due authorization, execution and delivery of this Agreement, this Agreement constitutes, the legal, valid and binding obligation of such Party enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general equitable principles.

(b) its execution and delivery of this Agreement and its consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (a) constitute a violation of any applicable law; or (b) constitute a breach or violation of any provision contained in its Articles of Incorporation or Bylaws, or such other document(s) regarding organization and/or management, if applicable; or (c) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which it is a party or by which it is bound or affected; provided, however, that no representation is made with respect to the NPA or compliance with the terms of the NPA.

(c) it hereby covenants that it will, whenever and as reasonably requested by the Company and at the Company's sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Company may reasonably require in order to complete and perfect the transactions between the Company and the applicable Creditor contemplated herein; provided that compliance with such request would not, in the reasonable judgment of the Creditor, subject the Creditor to liability beyond that bargained for in this Agreement.

(d) the Company hereby covenants that it will, whenever and as reasonably requested by any Creditor and at the Company's sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Creditor may reasonably require in order to complete and perfect the transactions between the Company and the applicable Creditor contemplated herein; provided that compliance with such request

would not, in the reasonable judgment of the Company, subject the Company to liability beyond that bargained for in this Agreement.

6. Creditor Representations and Warranties.

Each Creditor entitled to receipt of Warrants makes the following representations and warranties solely on behalf of itself:

(a) Creditor is or will be acquiring the Securities (as defined below), for its or his own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act of 1933, as amended (the "**Securities Act**"), in a manner which would require registration under the Securities Act or any state securities laws. Creditor can bear the economic risk of investment in the Warrants and the Company common stock issuable upon exercise of the Warrants at a future date (collectively, the "**Securities**"), has knowledge and experience in financial business matters, is capable of bearing and managing the risk of investment in the Securities, and is an "**accredited investor**" as defined in Regulation D under the Securities Act. Creditor recognizes that the Securities have not been registered under the Securities Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Securities is registered under the Securities Act or unless an exemption from registration is available. Creditor has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for its particular tax and financial situation and its respective advisors, if such advisors were deemed necessary, have determined that the Securities are a suitable investment for it. Creditor has not been offered the Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Creditor's knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising. Creditor has had an opportunity to ask questions of and receive satisfactory answers from the Company, or persons acting on behalf of the Company, concerning the terms and conditions of the Securities and the Company, and all such questions have been answered to the full satisfaction of Creditor.

(b) Creditor represents that it is understood that information and explanations related to the terms and conditions of the Securities and the other transaction documents that are described in this Agreement shall not be considered investment advice or a recommendation to acquire the Securities.

(c) Creditor confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to acquire the Securities, the undersigned is not relying on the advice or recommendations of

the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

(d) Creditor understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws.

(e) Creditor agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable state securities laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws; and (B) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(f) Creditor understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Securities in substantially the following form:

> **"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES ACT. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS."**

7. **Consent to Repayment and Related Transactions.**

Subject to the conditions and representations set forth herein, each Creditor hereby consents and agrees to the Repayment of the Total Amount Owed, and issuance of the Warrants, if and as applicable solely with respect to such Creditor, as reflected on Schedule A. Each Creditor further agrees and acknowledges that, solely with respect to such Creditor, and assuming that all Creditors (and all Investors under the NPA) have either entered into this Agreement as Creditors or consented to this Agreement, and assuming that the Agent under the NPA has consented to this Agreement to the extent a replacement of such Agent has been designated, none of the actions or transactions contemplated hereunder, or performance of the Company in accordance herewith, shall give rise to a

breach or event of default, or otherwise trigger any right to prepayment, under any Promissory Note or other agreement to which the Company and such Creditor are parties. Additionally, (a) each Creditor agrees to forgive any portion of the Total Amount Owed in excess of the applicable Repayment amount set forth next to the Creditor's name on Schedule A, if any; and (b) the Creditors confirm, acknowledge, ratify and approve its Repayment and Warrant amounts (if applicable) set forth on Schedule A as such Repayment and Warrant amounts apply to such Creditor. The Creditors confirm and acknowledge that the applicable Repayment amount represents a discount to the Total Amount Owed and such amount is being accepted in repayment of the entire Total Amount Owed.

8. Miscellaneous.

(a) *Assignment*. All of the terms, provisions and conditions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns. Each Creditor may assign its rights hereunder without the consent of, but with written notice to, the Company.

(b) *Applicable Law*. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas, excluding any provision which would require the use of the laws of any other jurisdiction.

(c) *Waiver of Jury Trial*. Each of the Parties irrevocably waives any and all rights to trial by jury in any action or proceeding between the parties arising out of or relating to this Agreement and the transactions contemplated hereby.

(d) *Entire Agreement, Amendments and Waivers*. This Agreement constitutes the entire agreement of the Parties regarding the subject matter of the Agreement and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any Party hereto unless set forth in a document duly executed by such Party or an authorized agent of such Party.

(e) *Headings; Gender*. The paragraph headings contained in this Agreement are for convenience only, and shall in no manner be construed as part of this Agreement. All references in this Agreement as to gender shall be interpreted in the applicable gender of the Parties.

(f) *Severability*. Should any clause, sentence, paragraph, subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the Parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the Parties, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

(g) *Arm's Length Negotiations*. Each Party herein expressly represents and warrants to all other Parties hereto that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm's length negotiations conducted by and among the Parties and their respective counsel.

(h) *Dispute Resolution*. In the event of a dispute between Company and any Creditor concerning the interpretation of any provision of this agreement or the performance of any of the terms of this Agreement, such matter or matters in dispute shall be finally settled: (1) under the Rules of the American Arbitration Association; (2) by three arbitrators, one appointed by each Party, and the third, who shall be the chairman, selected by the two appointed arbitrators; and (3) the place of the arbitration shall be Houston, Texas.

(i) *Construction*. When used in this Agreement, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) "**or**" is not exclusive; (iii) "**including**" means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words "**hereof**", "**herein**" and "**hereunder**" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Agreement unless otherwise specified; (viii) references to "**writing**" include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) references to "**dollars**", "**Dollars**" or "**$**" in this Agreement shall mean United States dollars; (x) reference to a particular statute, regulation or Law means such statute, regulation or Law as amended or otherwise modified from time to time; (xi) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xii) unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "**from**" means "**from and including**" and the words "**to**" and "**until**" each mean "**to but excluding**"; and (xiii) references to "**days**" shall mean calendar days.

(j) *Third Party Beneficiaries*. Nothing expressed or referred to in this Agreement will be construed to give any person other than the Parties hereto any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement.

(k) *Reservation of Rights*. The Parties hereto acknowledge and agree that the participation of RJ Credit LLC ("**RJ**") and Principal Growth Strategies LLC ("**PGS**") as Parties to this Agreement shall not be deemed to be an admission or ratification of the transactions by which RJ and PGS became holders of the Promissory Notes that are the subject of this Agreement, and RJ, PGS, their respective parents and affiliates reserve all rights with respect to such transactions. The Parties hereto further acknowledge and agree that the dispute resolution and release provisions set forth in this Agreement shall not be deemed to apply to any dispute between or among RJ, PGS, their respective parents and affiliates, and any other person or entity concerning the transactions by which RJ and PGS became holders of the Promissory Notes that are the subject of this Agreement.

(l) *Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures*. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an "**Electronic Delivery**") shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re execute the original form of this Agreement and deliver such form to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(m) *Creditor Obligations Several and not Joint*. Any representation and warranty or agreement of the Creditors to the Company under this Agreement are several only, and are not joint. If and to the extent that any Creditor makes or is deemed to have made any representation or warranty or agreement under this Agreement regarding the Total Amount Owed, or any Promissory Note or any matters relating thereto, such Creditor has made such representation or warranty or agreement only with respect to the portion of the Total Amount Owed that is held by such Creditor or the Promissory Note, if any, that is held by such Creditor, and not with respect to any portion of the Total Amount Owed that is held by any other Creditor or any Promissory Note, if any, that is held by any Creditor.

[Remainder of page left blank. Signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above.

"**COMPANY**"

PEDEVCO CORP.

By: ______________________

Its: President & CEO

Printed Name: Frank Ingriselli

CREDITORS"

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA

By: ______________________

Name: ______________________

Title: ______________________

Date: June __, 2018

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above.

"COMPANY"

PEDEVCO CORP.

By:______________________

Its:______________________

Printed Name:____________________

CREDITORS"

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA

By: John E Robison

Name: John E Robison

Title: Chief Investment Officer

Date: June 21, 2018

BANKERS CONSECO LIFE INSURANCE COMPANY

By: ______________________

Name: Eric R. Johnson

Title: E.V.P.

Date: June 25 2018

WASHINGTON NATIONAL INSURANCE COMPANY

By: ______________________

Name: Eric R. Johnson

Title: E.V.P.

Date: June 25 2018

PRINCIPAL GROWTH STRATEGIES, LLC

By: ______________________

Name: ______________________

Title: ______________________

Date: September __, 2017

CADLEROCK IV, L.L.C.

By: ______________________

Name: ______________________

Title: ______________________

Date: June __, 2018

BANKERS CONSECO LIFE INSURANCE COMPANY

By: ____________________

Name: ____________________

Title: ____________________

Date: June__, 2018

WASHINGTON NATIONAL INSURANCE COMPANY

By: ____________________

Name: ____________________

Title: ____________________

Date: June__, 2018

PRINCIPAL GROWTH STRATEGIES, LLC

By: [signature]

Name: Martin Trott

Title: Joint Official Liquidator OF PLATINUM PARTNERS VALUE ARBITRAGE FUND L.P. (IN OFFICIAL LIQUIDATION), ITS OPERATING MANAGER

Date: ~~September __, 2017~~ JUNE 22, 2018

CADLEROCK IV, L.L.C.

By: ____________________

Name: ____________________

Title: ____________________

Date: June __, 2018

Name: ______________________________

Title: __________________________

Date: June__, 2018

PRINCIPAL GROWTH STRATEGY

By: __________________________

Name: ______________________________

Title: __________________________

Date: September __, 2017

CADLEROCK IV, L.L.C., by The Cadle Company, It's Manager

By: Richard G Persinger

Name: Richard G. Persinger

Title: President

Date: June 25, 2018

RJ CREDIT LLC

By: __________________________

Name: ______________________________

Title: __________________________

Date: June__, 2018

MIE JURASSIC ENERGY CORPORATION

By: __________________________

Name: ______________________________

Title: __________________________

Date: June __, 2018

RJ CREDIT LLC

By: ______________________

Name: Martin Trott

Title: Joint Official Liquidator OF PLATINUM PARTNERS VALUE ARBITRAGE FUND L.P. (IN OFFICIAL LIQUIDATION), IT'S MANAGING MEMBER

Date: June 22, 2018

MIE JURASSIC ENERGY CORPORATION

By: ______________________

Name: ______________________

Title: ______________________

Date: June __, 2018

Name: ______________________

Title: ____________________

Date: June__, 2018

PRINCIPAL GROWTH STRATEGY

By: ____________________

Name: ______________________

Title: ____________________

Date: September __, 2017

CADLEROCK IV, L.L.C.

By: ____________________

Name: ______________________

Title: ____________________

Date: June __, 2018

RJ CREDIT LLC

By: ____________________

Name: ______________________

Title: ____________________

Date: June__, 2018

MIE JURASSIC ENERGY CORPORATION

By: [signature]

Name: Andrew S. Harper

Title: Director

Date: June 25, 2018

Exhibit A

Form of Warrant

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES.

Warrant No. **CSW-__** Number of Shares: _________
Warrant Date: ______________________

PEDEVCO CORP.
WARRANT
FOR THE PURCHASE OF
COMMON STOCK

1. Issuance. For value received, the receipt of which is hereby acknowledged by PEDEVCO Corp., a Texas corporation (the "Company"), ______________________________, or registered assigns (the "Holder"), is hereby granted the right to purchase, at any time until the close of business on _____________, **2021** (the "Expiration Date"), _________________________________ (______), subject to adjustment upon certain events, fully paid and nonassessable shares of the Company's Common Stock, par value US$0.001 per share (the "Common Stock"), at an exercise price of **US$____** per share (the "Exercise Price").

2. Procedure for Exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment in cash of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. This Warrant may be exercised in whole or in part. On any such partial exercise, provided the Holder has surrendered the original Warrant, the Company will issue and deliver to the order of the Holder a new Warrant of like tenor, in the name of the Holder, for the whole number of shares of Common Stock for which such Warrant may still be exercised. Any fractional shares shall be rounded up to the nearest whole share.

3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise hereof (the "Warrant Shares"). Any shares issuable upon exercise of this Warrant will be duly and validly issued, fully paid, non-assessable and free of all liens and charges and not subject to any preemptive rights and rights of first refusal.

4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5. No Rights as Shareholder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited

to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6. Effect of Certain Transactions

6.1 Adjustments for Stock Splits, Stock Dividends Etc. If the number of outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged.

6.2 Expiration Upon Certain Transactions. If at any time the Company plans to sell all or substantially all of its assets or engage in a merger or consolidation of the Company in which the Company will not survive and in which holders of the Common Stock will receive consideration at or above the Exercise Price, as adjusted (other than a merger or consolidation with or into a wholly- or partially-owned subsidiary of the Company), the Company will give the Holder of this Warrant advance written notice. Upon the occurrence of any such event, this Warrant shall automatically be deemed to be exercised in full without any action required on the part of the Holder.

6.3 Adjustments for Reorganization, Mergers, Consolidations or Sales of Assets. If at any time there is a capital reorganization of the Common Stock (other than a recapitalization, combination, or the like provided for elsewhere in this Section 6) or merger or consolidation of the Company with another corporation (other than one covered by Section 6.2), or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant (and only to the extent this Warrant is exercised), the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock, or other securities, deliverable upon the exercise of this Warrant would otherwise have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 6 (including adjustment of the Exercise Price then in effect and number of Warrant Shares purchasable upon exercise of this Warrant) which shall be applicable after such events.

7. Transfer to Comply with the Securities Act. This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Securities Act") and has been issued to the Holder for investment and not with a view to the distribution of either this Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

8. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or if mailed, two days after the date of deposit in the United States mails, as follows:

If to the Company, to:

PEDEVCO Corp.
4125 Blackhawk Plaza Circle, Suite 201
Danville, CA 94506
Attention: Chief Executive Officer and General Counsel

With a copy to:

The Loev Law Firm, PC
6300 West Loop South, Suite 280
Bellaire, Texas 77401
Attention: David M. Loev, Esq.

If to the Holder, to his address appearing on the Company' records.

Any party may designate another address or person for receipt of notices hereunder by notice given to the other parties in accordance with this Section.

9. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the Company and the Holder hereof. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

10. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of Texas or in the federal courts located in Harris County, Texas. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

11. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

12. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

13. Assignability. This Warrant or any part hereof may only be hereafter assigned by the Holder to an affiliate thereof executing documents reasonably required by the Company. Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.

[Remainder of the page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Warrant Date set forth above.

PEDEVCO CORP.

By:______________________________
Name: Frank C. Ingriselli
Title: President and CEO

HOLDER:

____

By: ______________________________

Name: ______________________________

Title: ______________________________

NOTICE OF EXERCISE OF WARRANT

The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant dated as of ______________________, to purchase ______________ shares of the Common Stock of PEDEVCO Corp., and tenders herewith payment in accordance with the first paragraph of Section 2 of the Warrant, pursuant to the provisions of Section 2 of the Warrant.

Please deliver the stock certificate to:

____

____

____

Dated: ____________________

By:_________________________

Schedule A

Schedule A
Debt Repayment and Warrant Schedule

Creditor	Promissory Note	Approximate Amount Owed	Cash Repayment Amount	Warrant Shares	% of Total Warrant Shares
Tranche B Senior Secured Debt (Excluding RJ Credit Senior):					
Senior Health Insurance Company of Pennsylvania	Amended and Restated Secured Promissory Note, dated May 12, 2016	$12,712,313.06	$889,862	369,455	26%
Bankers Conseco Life Insurance Company	Amended and Restated Secured Promissory Note, dated May 12, 2016	$456,269.31	$31,939	13,260	1%
Washington National Insurance Company	Amended and Restated Secured Promissory Note, dated May 12, 2016	$3,850,676.23	$269,547	111,911	8%
Washington National Insurance Company	Amended and Restated Secured Promissory Note, dated May 12, 2016	$865,655.33	$60,596	25,158	2%
Principal Growth Strategy	Amended and Restated Secured Promissory Note, dated May 12, 2016	$3,599,885.10	$179,994	104,623	7%
CadleRock IV, L.L.C.	Amended and Restated Secured Promissory Note, dated May 12, 2016	$6,613,557.89	$462,949	192,208	13%
Tranche B Senior Secured Debt (Platinum-RJ Senior):					
Principal Growth Strategy	Amended and Restated Secured Promissory Note, dated May 12, 2016	$13,063,757.58	$653,188	379,669	26%
RJ Credit LLC	Amended and Restated Secured Promissory Note, dated May 12, 2016	$8,677,356.92	$433,868	252,188	17%
Junior Subordinated Debt:					
RJ Credit LLC	Note and Security Agreement, dated April 10, 2014, as amended February 23, 2015 and May 12, 2016	$11,482,790.76	$574,140	n/a	n/a
MIE Jurassic Energy Corporation	Amended and Restated Secured Subordinated Promissory Note, dated February 18, 2015 and effective January 1, 2015	$6,402,500.00	$320,125	n/a	n/a
TOTAL:		$67,724,762.18	$3,876,208	1,448,472	100%